                                                                     EXHIBIT 4.1

                CERTIFICATE OF STOCK -- ODYSSEY REHOLDINGS CORP.

NY
COMMON STOCK     COMMON STOCK

PAR VALUE $.01

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN TORONTO, ONTARIO OR NEW YORK, NEW YORK

CUSIP 67612W 10 8

Countersigned and Registered:
CIBC Mellon Trust Company

Co-Transfer Agent
and Co-Registrar
By:

Authorized Officer

This Certifies that
is the owner of

SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Odyssey Re Holdings Corp. transferable on the books of the Corporation in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the corporate seal and the signatures of the duly authorized officers of the Corporation.

Dated

SECRETARY  PRESIDENT

COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK
TRANSFER AGENT AND REGISTRAR,
BY

AUTHORIZED SIGNATURE.

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ODYSSEY RE HOLDINGS CORP.

THE CORPORATION WILL FURNISH, WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS AUTHORIZED TO BE ISSUED, AND A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SERIES OF ANY CLASS OF PREFERRED STOCK AUTHORIZED TO BE ISSUED SO FAR AS THE SAME MAY HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY, OR TO THE TRANSFER AGENT AND REGISTRAR NAMED ON THE FACE OF THIS CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM
TEN ENT
JT TEN

as tenants in common
as tenants by the entireties
as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT         Custodian
                          (Cust)
(Minor)
            under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,        hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

Shares

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated

NOTICE

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

TEMPORARY CERTIFICATE EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY
COMMON STOCK   COMMON STOCK

T
Odyssey Re Holdings Corp.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 67612W 10 8

This is to certify that
is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF Odyssey Re Holdings
Corp.

transferable on the books of the Corporation in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the corporate seal and the signatures of the duly authorized officers of the Corporation.

Dated

SECRETARY   PRESIDENT

Countersigned and Registered:
CIBC Mellon Trust Company
Co-Transfer Agent
and Co-Registrar
By:
Authorized Officer

Countersigned and Registered:
THE BANK OF NEW YORK
Transfer Agent and Registrar
By

Authorized SIGNATURE

ODYSSEY RE HOLDINGS CORP.

THE CORPORATION WILL FURNISH, WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS AUTHORIZED TO BE ISSUED, AND A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SERIES OF ANY CLASS OF PREFERRED STOCK AUTHORIZED TO BE ISSUED SO FAR AS THE SAME MAY HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY, OR TO THE TRANSFER AGENT AND REGISTRAR NAMED ON THE FACE OF THIS CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM
TEN ENT
JT TEN

as tenants in common
as tenants by the entireties
as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT         Custodian
                          (Cust)
(Minor)
               under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,        hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

Shares

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated

NOTICE

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.